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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

STEWART INFORMATION SERVICES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

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STEWART INFORMATION SERVICES CORPORATION

1980 Post Oak Boulevard
Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 29, 2005

       Notice is hereby given that the Annual Meeting of Stockholders of Stewart Information Services Corporation, a Delaware corporation (the “Company”), will be held on April 29, 2005, at 8:30 A.M., in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, for the following purposes:

(1) To elect directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

(2) To consider and act upon a proposal to adopt the Company’s 2005 Long-Term Incentive Plan.

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The holders of record of Common Stock and Class B Common Stock of the Company at the close of business on March 1, 2005 will be entitled to vote at the meeting.

By Order of the Board of Directors,

MAX CRISP
Secretary

March 28, 2005

IMPORTANT

You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. If you attend the meeting you can vote either in person or by your proxy.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN TRANSACTIONS
PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS

STEWART INFORMATION SERVICES CORPORATION

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 29, 2005

       This Proxy Statement is furnished to the stockholders of Stewart Information Services Corporation (the “Company”), 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056 (Tel. No. 713-625-8100), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on Friday, April 29, 2005, at 8:30 A.M., in the First Floor Conference Room of Three Post Oak Central, 1990 Post Oak Boulevard, Houston, Texas, or any adjournment thereof.

      Proxies in the form enclosed, properly executed by stockholders and received in time for the meeting, will be voted as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted for the nominees listed therein. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to the Company at or prior to the meeting. This Proxy Statement is being mailed on or about March 28, 2005 to stockholders of record at the close of business on March 1, 2005 (the “Record Date”).

      At the close of business on the Record Date, there were outstanding and entitled to vote 17,070,540 shares of Common Stock and 1,050,012 shares of Class B Common Stock, and only the holders of record on such date shall be entitled to vote at the meeting. As long as 600,000 or more shares of Class B Common Stock are outstanding, at each election of directors the Common Stock and Class B Common Stock are voted as separate classes. Shares of the Company’s Class B Common Stock are convertible on a one-for-one basis into shares of the Company’s Common Stock.

      The holders of Common Stock, voting as a class, are entitled to elect five of the nine directors of the Company. Each share of Common Stock is entitled, at the option of the person voting such share, either to cast one vote per share for each of the five directors to be elected by the holders of the Common Stock or to vote cumulatively by casting five votes per share, which may be distributed in any manner among any number of the nominees. The enclosed form of proxy provides a means for stockholders to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. If authority to vote for four or fewer of the nominees is withheld, and if there are nominees other than management nominees for the directorships to be filled by the holders of the Common Stock, then the persons named in the enclosed proxy may vote cumulatively by dividing the number of votes represented by the proxy equally among the nominees for which authority to vote is not withheld. If there are no nominees for the five positions to be elected by the holders of Common Stock other than the management nominees set forth herein, it is the intention of the persons named in the enclosed proxy to allocate the votes represented by the proxy evenly among the management nominees. If there should be any additional nominees for such positions, then the persons named in the enclosed proxy will vote cumulatively to elect as many as possible of the management nominees. If it is not possible to elect each of the five management nominees, then the persons named in the enclosed proxy will have discretion as to which of such nominees may be elected.

      Unless a holder of Common Stock who withholds authority votes in person at the meeting or votes by means of another proxy, the withholding of authority will have no effect upon the election of those directors for whom authority to vote is withheld because the Company’s By-Laws provide that directors are elected by a plurality of the votes cast. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors. The shares held by each stockholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

      The holders of Class B Common Stock, voting as a class, are entitled to elect the remaining four of the nine directors of the Company. Each holder of Class B Common Stock has the right to vote, in person or by proxy, the number of shares owned by him for the four directors to be elected by the holders of Class B Common Stock and for whose election he has a right to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of the Record Date with respect to persons known to the Company to be the beneficial owners of more than 5% of either class of the Company’s voting shares:

		Amount and
		Nature of
		Beneficial		Percent
Name and Address of Beneficial Owner	Title of Class	Ownership		of Class

Malcolm S. Morris	Class B Common Stock	525,006		50.0
3992 Inverness
Houston, Texas 77019
Stewart Morris, Jr.	Class B Common Stock	525,006		50.0
#8 West Rivercrest
Houston, Texas 77042
Artisan Partners Limited Partnership	Common Stock	2,373,494	(1)	13.9
1000 North Water Street, #1770
Milwaukee, Wisconsin 53202
Dimensional Fund Advisors, Inc.	Common Stock	1,349,743	(2)	7.9
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401
Goldman, Sachs Asset Management, L.P.	Common Stock	964,040	(3)	5.6
32 Old Slip Road
New York, New York 10005
Putnam, LLC. d/b/a Putnam Investments	Common Stock	860,222	(4)	5.0
One Post Office Square
Boston, Massachusetts 02109

(1)	Artisan Partners Limited Partnership reported shared voting and dispositive power with respect to all of such shares in its most recent report on Schedule 13G filed January 26, 2005. Artisan Partners is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. The shares reported have been acquired on behalf of discretionary clients of Artisan Partners. Persons other than Artisan Partners are entitled to receive all dividends from and proceeds from the sale of the shares.

(2)	Dimensional Fund Advisors, Inc. reported sole voting and dispositive power with respect to all of such shares in its most recent report on Schedule 13G/ A filed February 9, 2005. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and furnishes advice to four investment companies registered under the Investment Company Act of 1940. Dimensional also serves as investment manager to certain other commingled group trusts and separate accounts. All securities reported in this schedule are owned by these investment companies, trusts and accounts. Dimensional disclaims beneficial ownership of such securities.

(3)	Goldman, Sachs Asset Management, L.P. reported sole dispositive power with respect to all of such shares and sole voting power with respect to 772,900 of such shares in its most recent report on Schedule 13G filed on February 11, 2005.

(4)	Putnam, LLC. d/b/a Putnam Investments reported shared voting power with respect to all of such shares and shared dispositive power with respect to 217,098 of such shares in its most recent report on Schedule 13G filed on February 11, 2005.

      The holders of the Class B Common Stock have entered into an agreement intended to maintain an equal ownership of shares of Common Stock and Class B Common Stock by Carloss Morris and Malcolm S. Morris, collectively, and by Stewart Morris and Stewart Morris, Jr., collectively. Such agreement also provides for rights of first refusal among themselves with respect to Class B Common Stock in the event of the death or voluntary or involuntary disposition of the shares of Class B Common Stock and upon certain other specified conditions.

      The following table sets forth information as of the Record Date with respect to each class of the Company’s voting shares beneficially owned by executive officers, directors and nominees for director of the Company and by all executive officers, directors and nominees for director of the Company as a group:

		Amount and
		Nature of
		Beneficial		Percent
Name	Title of Class	Ownership(1)		of Class

Malcolm S. Morris	Common Stock	154,738	(2)	*
	Class B Common Stock	525,006		50.0
Stewart Morris, Jr.	Common Stock	194,000	(3)	1.1
	Class B Common Stock	525,006		50.0
Matthew W. Morris	Common Stock	0		*
Robert L. Clarke	Common Stock	282		*
Max Crisp	Common Stock	41,000	(4)	*
Nita B. Hanks	Common Stock	2,966	(5)	*
Paul W. Hobby	Common Stock	4,529		*
Dr. E. Douglas Hodo	Common Stock	4,529		*
Laurie C. Moore	Common Stock	1,123		*
Dr. W. Arthur Porter	Common Stock	4,529		*
All executive officers, directors and nominees for director as a group (10 persons)	Common Stock	407,596		2.4
	Class B Common Stock	1,050,012		100.0

*	Less than 1%.

(1)	Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(2)	Includes 154,578 shares subject to stock options (see “Executive Compensation — Option Grants and Exercises”) at page 9.

(3)	Consists of 194,000 shares subject to stock options (see “Executive Compensation — Option Grants and Exercises”) at page 9.

(4)	Includes 38,000 shares subject to stock options (see “Executive Compensation — Option Grants and Exercises”) at page 9.

(5)	Includes 2,600 shares subject to stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

      Each director and certain officers of the Company are required to report to the Securities and Exchange Commission, by a specified date, his or her transactions related to Common Stock or Class B Common Stock. Based solely on a review of the copies of reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 2004 fiscal year all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were met.

ELECTION OF DIRECTORS

      At the meeting, nine directors (constituting the entire Board of Directors) are to be elected. The holders of Common Stock are entitled to elect five directors, and the holders of Class B Common Stock are entitled to elect four directors.

Common Stock Nominees

      The following persons have been nominated to fill the five positions to be elected by the holders of Common Stock. The management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors of the Company.

Nominee, Age and Position with the Company	Director Since

Robert L. Clarke, 62, Director	2004
Nita B. Hanks, 51, Director	1990
Dr. E. Douglas Hodo, 70, Director	1988
Laurie C. Moore, 59, Director	2004
Dr. W. Arthur Porter, 63, Director	1993

      Ms. Hanks, Dr. Hodo and Dr. Porter were elected to the Company’s Board of Directors by the holders of Common Stock at the annual meeting of stockholders held in 2004. Mr. Clarke was appointed to the Company’s Board of Directors to fill the vacancy created by the resignation of Lloyd Bentsen, III. Ms. Moore was appointed to the Company’s Board of Directors to fill the vacancy left by the death of Gov. John P. LaWare. It is the intention of the persons named in the proxy for the holders of Common Stock to vote the proxies for the election of the nominees named above, unless otherwise specified.

      Mr. Clarke has been a partner of the law firm of Bracewell & Patterson L.L.P. for more than the past five years. In addition, he is a member of the general partner of Vestor Partners LP, a private equity fund with approximately $60 million of funds under management, and a member of the boards of two of the fund’s portfolio companies. Mr. Clarke is also a member of the boards of Eagle Materials, Inc., a NYSE-listed manufacturer of building materials, and First Investors Financial Services Group, Inc., a consumer finance company. He served as U.S. Comptroller of the Currency from December 1985 through February 1992. Prior to his election as a director of the Company, Mr. Clarke had been an advisory director of the Company since 2003.

      For more than the past five years, Ms. Hanks has been a Senior Vice President of Stewart Title Guaranty Company (“Guaranty”), the Company’s largest subsidiary. Mrs. Hanks is Director of Employee Services for the Company and brings a key perspective from the Company’s employees to its Board of Directors. Employee costs represent one of the Company’s largest expenses.

      Dr. Hodo serves as Chairman of the Company’s Audit Committee. Dr. Hodo has served as President of Houston Baptist University for more than the past five years. Dr. Hodo also serves as a director of U.S. Global Investors Funds and chairman of its audit committee.

      Ms. Moore is the President of Laurie Moore and Associates, a speaking and consulting practice. In 2003 she founded, and has since served as President of, The Institute for Luxury Home Marketing, LLC, an international membership organization targeting real estate agents who work in the upper-tier residential market. She also serves as the Executive Director of The Trendsetters CEO Group, 14 large, non-competing real estate company CEOs who meet multiple times each year to share ideas, conduct peer reviews of each others’ organizations, and compare financial statements. Prior to 2003, Ms. Moore co-founded and served as managing partner of REAL Trends, Inc., a publishing, communications and research company serving brokerage company owners and top management of franchise organizations in the residential real estate industry. Prior to her election as a Director of the Company, Ms. Moore had been an advisory director of the Company since 2002.

      Dr. Porter has served as Dean of the College of Engineering and University Vice President for Technology Development of the University of Oklahoma since 1998. Prior to those appointments, he had served as President and Chief Executive Officer of Houston Advanced Research Center, a nonprofit research consortium, for more than five years. He also served as an Adjunct Professor of Electrical Engineering at Rice University for more than five years prior to his appointment with the University of Oklahoma. Dr. Porter is also a director of Electro Scientific Industries, Inc., Portland, Oregon, and Bookham Technologies, Oxfordshire, England.

Class B Common Stock Nominees

      The following persons have been nominated to fill the four positions to be elected by the holders of Class B Common Stock. It is the intention of the persons named in the proxy for the holders of Class B Common Stock to vote the proxies for the election of the nominees named below, unless otherwise specified. The management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors of the Company.

Nominee, Age and Position with the Company	Director Since

Max Crisp, 70, Executive Vice President and Chief Financial Officer, Secretary, Treasurer and Director	1970
Paul W. Hobby, 44, Director	1989
Malcolm S. Morris, 58, Co-Chief Executive Officer and Chairman of the Board of Directors	2000
Stewart Morris, Jr., 56, Co-Chief Executive Officer, President and Director	2000

      Each of such persons was elected by the holders of the Class B Common Stock at the annual meeting of stockholders held in 2004.

      Mr. Crisp has served as Vice President — Finance (Executive Vice President commencing in 2002), Treasurer and Secretary of the Company and as its Chief Financial Officer for more than the past five years. Mr. Crisp is also Executive Vice President and Chief Financial Officer of Guaranty and Stewart Title Company (“Title”), a subsidiary of Guaranty.

      Mr. Hobby serves as Chairman of Genesis Park GP Company LLC. Mr. Hobby served as Chairman of Hobby Media Services, Inc., a media software company, from 1995 to 2002 and as Chairman of Columbine JDS Systems, Inc. from 1995 to 1997. In 1999 and 2000, Mr. Hobby served as a consultant to and Interim Director of CinemaStar Luxury Theaters, Inc. Mr. Hobby also served as Vice President of H & C Communications, Inc. until December 1996. In 1999 and 2001, Mr. Hobby served as a director of Coastal Bancorp, Inc. and of Aronex Pharmaceuticals, Inc. Mr. Hobby also serves as a director of EGL, Inc., a transportation, supply chain management and information services company, and Southwest Bancorporation of Texas, Inc.

      Malcolm S. Morris has served as Chairman of the Board and Co-Chief Executive Officer of the Company since January 2000, and as Senior Executive Vice President — Assistant Chairman of the Company for more than five years prior to that time. Malcolm S. Morris has also served for more than the past five years as President and Chief Executive Officer of Guaranty and Chairman of the Board of Title.

      Stewart Morris, Jr. has served as President and Co-Chief Executive Officer of the Company since January 2000, and as Senior Executive Vice President-Assistant President of the Company for more than five years prior to that time. Stewart Morris, Jr. has also served for more than the past five years as President and Chief Executive Officer of Title and Chairman of the Board of Guaranty.

      Stewart Morris, Jr. and Malcolm S. Morris are cousins. Acting together they have the power to direct the management and policies of the Company. Accordingly, they may be deemed to be “control persons” as such term is used in regulations adopted under the Securities Exchange Act of 1934. Matthew Morris is the son of Malcolm S. Morris.

CORPORATE GOVERNANCE

Board of Directors

      The Company is managed by a Board of Directors comprised of nine persons, five of whom are elected by the holders of the Company’s Common Stock and four of whom are elected by the holders of the Company’s Class B Common Stock. A majority of the members of the Board of Directors are “independent” within the meaning of the listing standards of the New York Stock Exchange. These directors are: Paul W. Hobby, E. Douglas Hodo, W. Arthur Porter, Robert L. Clarke and Laurie C. Moore. The Board of Directors has determined that none of such directors have any material relationship with the Company or its management that would impair the independence of their judgment in carrying out their responsibilities to the Company. For this purpose, the Board of Directors considers any transaction, or series of similar transactions, or any currently proposed transaction, or series of similar transactions, between the Company or any of its subsidiaries and a director to be material if the amount involved exceeds $60,000, exclusive of directors’ fees, in any of the Company’s last three fiscal years.

      All directors of the Company hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. All officers of the Company hold office until the regular meeting of directors following the annual meeting of stockholders or until their respective successors are duly elected and qualified. Any action by the Board of Directors requires the affirmative vote of at least six members.

      During 2004, the Board of Directors held five meetings and executed three consents in lieu of meetings. Each director attended each of such meetings, except that two directors did not attend one meeting each. The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. See “Committees of the Board of Directors” below.

      The Board of Directors has adopted the Stewart Code of Business Conduct and Ethics and Guidelines on Corporate Governance and a Code of Ethics for Chief Executive Officers, Principal Financial Officer and Principal Accounting Officer, each of which is available on the Company’s website at www.stewart.com and available in print to any stockholder who requests them. The Company’s Guidelines on Corporate Governance and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee require an annual self-evaluation of the performance of the Board of Directors and of such committees, including the adequacy of such Guidelines and charters. The charters of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are available on the Company’s website at www.stewart.com and available in print to any stockholder who requests them.

      The Company’s Guidelines on Corporate Governance strongly encourage attendance in person by directors at the Company’s annual meetings of stockholders. All of the Company’s incumbent directors attended the Company’s annual meeting of stockholders held in 2004.

Advisory Directors

      In addition to the directors elected by the holders of the Company’s Common Stock and Class B Common Stock, the Company has advisory directors who are appointed by the Company’s Board of Directors to supplement the experience and expertise of the elected directors. The Company’s advisory directors receive notice of and regularly attend meetings of the Company’s Board of Directors and committees on which they serve as non-voting members. They provide valuable insights and advice to the Company and participate fully in all deliberations of the Company’s Board of Directors but are not included in quorum and voting determinations. Advisory directors receive the same compensation for their services as do the members of the Company’s Board of Directors elected by the stockholders of the Company.

Committees of the Board of Directors

      Executive Committee. The Executive Committee may exercise all of the powers of the directors, except those specifically reserved to the Board of Directors by law or resolution of the Board of Directors. Malcolm S.

Morris, Stewart Morris, Jr. and Max Crisp serve as the members of the Executive Committee. During 2004, the Executive Committee held three meetings at which all members were present and executed 35 consents in lieu of meetings.

      Audit Committee. It is the duty of the Audit Committee to (i) review, with the Company’s independent auditors, the scope of the annual audit, (ii) review the independent auditors’ management letter and (iii) meet with the Company’s internal auditors. The Audit Committee has sole authority to appoint or replace the Company’s independent auditors. The Audit Committee operates under a written charter adopted by the Board of Directors of the Company, a copy of which is available on the Company’s website at www.stewart.com. The Audit Committee is comprised of Dr. E. Douglas Hodo (Chair), Paul W. Hobby, Robert L. Clarke and Laurie C. Moore. During 2004, the Audit Committee held six meetings, at which all members then serving were present. Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, and the Board of Directors has determined that Dr. Hodo is an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission. No member of the Company’s Audit Committee serves on the audit committees of more than three public companies. The Audit Committee has the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

      The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons wishing to communicate with the Company’s Audit Committee may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Dr. W. Arthur Porter (Chair), Robert L. Clarke and Laurie C. Moore, each of whom is “independent” as defined in the listing standards of the New York Stock Exchange. It is the duty of the Nominating and Corporate Governance Committee to (i) recommend to the Board of Directors of the Company nominations of persons for election to the Board of Directors of the Company by the holders of Common Stock, (ii) create procedures for identification of nominees, (iii) consider and recommend to the Board of Directors criteria for nomination to the Board of Directors and (iv) receive and consider nominations submitted by stockholders of the Company.

      The Company’s Guidelines on Corporate Governance require that a majority of the nine members of the Company’s Board of Directors be “independent” as defined in the rules of the New York Stock Exchange. Those Guidelines also provide that the Nominating and Corporate Governance Committee shall be guided by the following principles:

•	Each director should be an individual of the highest character and integrity and have an inquiring mind, experience at a strategy or policy-setting level, or otherwise possess a high level of specialized expertise, and the ability to work well with others. Special expertise or experience that will augment the Board’s expertise is particularly desirable.

•	Each director should have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director and, absent special circumstances, no director should be simultaneously serving on the boards of directors of more than three other entities, excluding non-public companies, such as those related to personal or family business and charitable, educational or other non-profit entities. Directors are not qualified for service on the Board unless they are able to make a commitment to prepare for and attend meetings of the Board and its committees on a regular basis.

•	Each independent director should be free of any significant conflict of interest that would interfere with the independence and proper performance of the responsibilities of a director.

•	Directors to be nominated for election by the holders of the Company’s Common Stock should not be chosen as representatives of a constituent group or organization; each should utilize his or her unique experience and background to represent and act in the best interests of all stockholders as a group.

      In recent years, vacancies occurring in the Company’s Board of Directors have been filled by advisory directors whose experience and expertise have contributed significantly to the deliberations of the Board and who meet the criteria set forth above.

      Directors should have an equity ownership in Stewart Information Services Corporation. Toward that end, each non-employee director shall be paid a portion of his or her director’s fees in Stewart Information Services Corporation Common Stock pursuant to the Company’s 1996 Directors’ Stock Plan, or any successor plan, but only to the extent permitted by law and the Corporate Governance Standards of the New York Stock Exchange.

      The Nominating and Corporate Governance Committee, pursuant to the Company’s By-Laws, will accept and consider nominations by stockholders of persons for election by the holders of Common Stock to the Board of Directors of the Company. To be considered for nomination at the Annual Meeting of Stockholders of the Company to be held in 2006, stockholder nominations must be received by the Company no later than February 15, 2006. Persons wishing to submit the names of candidates for consideration by the Nominating and Corporate Governance Committee may write to the Nominating and Corporate Governance Committee in care of Corporate Secretary, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056, providing the candidate’s name, credentials, contact information and consent to be considered as a candidate. The person proposing the candidate should include his or her contact information and a statement of his or her share ownership, including the number of shares and the period of time the shares have been held.

      The Nominating and Corporate Governance Committee held four meetings during 2004, at which all members were present, except that one former director did not attend one meeting. The charter of the Company’s Nominating and Corporate Governance Committee is available on the Company’s website at www.stewart.com.

      Compensation Committee. It is the duty of the Compensation Committee to approve the compensation of the executive officers. The Compensation Committee is comprised of Paul W. Hobby (Chair), Robert L. Clarke and Dr. W. Arthur Porter. During 2004, the Compensation Committee held two meetings, at which all members then serving were present.

      Each member of the Company’s Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee has been determined by the Board of Directors to be “independent” as that term is defined in the rules of the New York Stock Exchange.

Executive Sessions of Non-Management Directors

      The non-management directors of the Company, all of whom are independent, meet at regularly scheduled executive sessions without management. The Chairman of the Company’s Audit Committee serves as the presiding director at those executive sessions. Persons wishing to communicate with the Company’s non-management directors may do so by writing in care of Chairman, Audit Committee, Stewart Information Services Corporation, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Persons wishing to communicate with the Company’s other directors may do so by writing in care of Corporate Secretary, Stewart Information Services Corporation, at the same address.

EXECUTIVE COMPENSATION

Summary of Compensation

      The following table summarizes compensation information concerning each of the Company’s executive officers for each of the three years ended December 31, 2004.

Summary Compensation Table

						Long-Term
						Compensation
			Annual Compensation			(Awards)

				Minimum	Variable	Stock Options	All Other
Name and Principal Position	Year		Salary ($)(1)	Bonus ($)	Bonus ($)	(# Shares)	Compensation ($)

Stewart Morris, Jr.	2004		150,000	250,000	400,069	25,000	21,067	(2)
President and	2003		150,000	250,000	559,450	25,000	32,051
Co-Chief Executive Officer	2002		150,000	250,000	436,575	25,000	8,669
Malcolm S. Morris	2004		150,000	250,000	400,069	25,000	31,515	(3)
Chairman of the Board and	2003		150,000	250,000	559,450	25,000	48,630
Co-Chief Executive Officer	2002		150,000	250,000	436,575	25,000	10,922
Max Crisp	2004		156,000	135,000	309,052	16,500	114,974	(4)
Executive Vice President	2003		155,000	135,000	428,588	16,500	120,630
and Chief Financial	2002		150,000	135,000	242,431	16,500	119,625
Officer, Secretary and Treasurer
Matthew W. Morris	2004	(5)	100,577	75,000	44,543	—	2,325	(6)
Senior Vice President

(1)	Includes salary earned in 2004 and deferred at the officer’s election.

(2)	Consists of matching contributions to the Company’s 401(k) plan ($2,325), director’s fees ($1,800), interest accrued on deferred compensation balances ($11,689) and $5,253, representing the portion of insurance premiums paid by the Company with respect to term life insurance plus the dollar value of the benefit of the remainder of life insurance premiums paid by the Company.

(3)	Consists of matching contributions to the Company’s 401(k) plan ($2,325), director’s fees ($1,800), interest accrued on deferred compensation balances ($19,694) and $7,656, representing the portion of insurance premiums paid by the Company with respect to term life insurance plus the dollar value of the benefit of the remainder of life insurance premiums paid by the Company.

(4)	Includes $102,564 paid under a deferred compensation agreement. See “Deferred Compensation Agreements” at page 11. Also includes matching contributions to the Company’s 401(k) plan ($2,325), director’s fees ($1,800), interest accrued on deferred compensation balances ($4,017) and $4,268, representing the portion of insurance premiums paid by the Company with respect to term life insurance plus the dollar value of the benefit of the remainder of life insurance premiums paid by the Company.

(5)	Matthew W. Morris joined the Company on April 30, 2004.

(6)	Consists of matching contributions to the Company’s 401(k) plan.

Option Grants and Exercises

      The following table sets forth information concerning individual grants of stock options made during the year ended December 31, 2004 to each of the Company’s executive officers. All such grants were made on February 2, 2004, under the terms of the Company’s 1999 Executive Stock Option Plan. The hypothetical values on the date of grant of stock options granted in 2004 shown below are presented pursuant to the rules of the Securities and Exchange Commission and are calculated under the modified Black-Scholes Model (the “Model”) for pricing options. This hypothetical value of options trading on the stock markets bears little relationship to the compensation cost to the Company or potential gain realized by an optionee. The actual amount, if any, realized upon the exercise of stock options will depend upon the market price per share of the Company’s Common Stock relative to the exercise price per share of Common Stock issuable under the stock option at the time the stock options are exercised. There is no assurance that the hypothetical present values of stock options reflected in this table actually will be realized.

Option Grants in Fiscal Year Ended December 31, 2004

	Individual Grants

		Percent of
	Options	Total Options			Grant Date
	Granted	Granted to	Exercise	Expiration	Present
Name	(# Shares)	Employees (%)	Price ($)	Date	Value(1)($)

Stewart Morris, Jr.	25,000	29.4	47.10	02/02/14	472,303
Malcolm S. Morris	25,000	29.4	47.10	02/02/14	472,303
Max Crisp	16,500	17.9	47.10	02/02/14	311,750

(1)	The grant date present values are calculated under the Model. The Model is a mathematical formula used to value stock options and is based on assumptions regarding the stock’s volatility (29.15%), dividend rate (1.34%), option term (10 years) and a risk-free interest rate (4.48%).

      The following table sets forth information concerning each exercise of stock options during the year ended December 31, 2004 by each of the Company’s executive officers and the value of unexercised options at December 31, 2004. The Company has not issued any tandem or freestanding stock appreciation rights.

Aggregated Option Exercises in 2004 and Option Values at December 31, 2004

			Number of Unexercised
			Options at
			December 31, 2004
	Shares				Value of Unexercised In-the-Money
	Acquired on				Options at December 31, 2004
	Exercise	Value	Exercisable	Unexercisable
Name	(# Shares)	Realized($)	(# Shares)	(# Shares)	Exercisable ($)	Unexercisable ($)

Stewart Morris, Jr.	—	—	169,000	—	3,309,880	—
Malcolm S. Morris	—	—	129,578	—	2,536,179	—
Max Crisp	16,500	351,555	21,500	—	98,900	—

      The following table provides additional information about our compensation plans under which equity securities are authorized for issuance as of December 31, 2004.

Number of
	Securities to be		Number of
	Issued Upon	Weighted Average	Securities
	Exercise of	Price of	Remaining Available
	Outstanding	Outstanding	for Future Issuance
	Options, Warrants	Options, Warrants	Under Equity
Plan Category	And Rights	And Rights	Compensation Plans

Equity compensation plans approved by security holders	372,478	24.44	474,722	(1)
Equity compensation plans not approved by security holders(2)	—	—	—
Totals	372,478	24.44	474,722

(1)	Does not include shares reserved for issuance under existing equity incentive plans if further issuances under these plans require stockholder approval in accordance with the Corporate Governance Guidelines of the New York Stock Exchange.

(2)	The Company has a Service Award Program under which shares are awarded to employees upon the fifth anniversary of their service to the Company. No specific number of shares have been reserved for issuance under this program.

Compensation of Directors

      Directors of the Company, other than employees of the Company, receive fees in accordance with the following table:

		Audit		Audit	Other	Other
	All	Committee		Committee	Committee	Committee
Type of Compensation	Directors	Chairman		Members	Chairs	Members

Annual Retainer:
Cash	$16,000	$10,000	(1)		$2,000
Stock(2)	10,000
Per-Meeting Fees:
Attendance in person:
Board meeting(3)	3,000
Committee meeting				$2,500		$2,000
Out-of-state travel(4)	1,000
Attendance by telephone:
Board meeting	2,000
Committee meeting				2,500		2,000

(1)	Includes $5,000 per year for service as the presiding director of executive sessions of the non-management members of the Company’s Board of Directors.

(2)	The annual stock award to directors is valued based on the market value per share of Common Stock on the date of the award.

(3)	The fee for attendance at the Company’s annual Board retreat is $4,000.

(4)	Plus expenses incurred.

      Directors of the Company who are employees receive directors’ fees of $150 per meeting. The Company also reimburses each director for the cost of an annual medical examination. In May 2004, Ms. Hanks was granted, in her capacity as Director of Employee Services for the Company, a 10-year option for 1,400 shares of the Company’s Common Stock at an exercise price of $32.24 per share, which was the market value of a share of Common Stock on the option grant date.

Deferred Compensation Agreements

      On March 10, 1986, the Company entered into a Deferred Compensation Agreement with each of Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp (individually, a “Beneficiary”). Pursuant to such agreements, as amended, a Beneficiary or his designee is entitled to receive, commencing upon his death or attainment of the age of 65 years, 15 annual payments in amounts that will, after payment of federal income taxes thereon, result in a net annual payment of $66,667 to Max Crisp and $133,333 to each of Malcolm S. Morris and Stewart Morris, Jr. For purposes of such agreements, each Beneficiary is deemed to be subject to federal income taxes at the highest marginal rate applicable to individuals. Such benefits are fully vested and are forfeited only if a Beneficiary’s employment with the Company is terminated by reason of fraud, dishonesty, embezzlement or theft. Any death or income benefits provided to a Beneficiary under certain insurance policies currently maintained by the Company will reduce payments due to such Beneficiary or his designee under his Deferred Compensation Agreement.

Performance Graph

      The following graph compares the yearly percentage change in the Company’s cumulative total stockholder return on Common Stock with the cumulative total return of the Russell 2000 Index and the Russell 2000 Financial Services Sector Index (which includes the Company and its major publicly owned competitors) for the five years ended December 31, 2004. The graph assumes that the value of the investment in the Company’s Common Stock and each index was $100 at December 31, 1999 and that all dividends were reinvested.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMPANY,

THE RUSSELL 2000 FINANCIAL SERVICES SECTOR INDEX AND THE RUSSELL 2000 INDEX

	1999	2000	2001	2002	2003	2004

Company	$100.00	$166.67	$148.36	$160.68	$308.06	$319.91
Russell 2000 Financial Services Sector Index	100.00	121.05	139.98	144.84	202.54	245.28
Russell 2000 Index	100.00	96.98	99.39	79.03	116.41	137.82

Compensation Committee Report

To the Board of Directors of

Stewart Information Services Corporation:

      Compensation Policy. The Compensation Committee of the Board of Directors (the “Committee”) is responsible for the oversight and administration of the Company’s executive compensation program. The Committee reviews the compensation program of the Company’s operating subsidiaries during each year as it deems necessary. The objective of the Company is to provide executive officers of the Company, who are Malcolm S. Morris, Stewart Morris, Jr., Max Crisp and Matthew Morris, with a compensation package that is fair and reasonable based on their individual levels of responsibility and performance in relation to the compensation of executive officers of other publicly held companies in the title insurance and comparable industries. In making its determinations as to the reasonableness of the Company’s executive compensation, the Committee relies in part on the advice of a nationally recognized, independent compensation consulting firm. The principal elements of the Company’s executive compensation program are an annual salary, an annual cash bonus and stock option grants. As a holding company, the Company has no payroll, and the annual salaries and cash bonuses of its executive officers are paid by a subsidiary of the Company.

      Base Salary. For 2004, the base salary and minimum bonus levels described below for each of the Co-Chief Executive Officers of the Company remained unchanged. Base salary amounts do not include the minimum bonuses described below. Historically, the base salaries of the Company’s Co-Chief Executive Officers have remained relatively stable from year to year. Since the Company, as a holding company, has no direct payroll, the base salaries of the Company’s executive officers are paid at the subsidiary level and are set at levels deemed reasonable by the Committee based upon its subjective evaluation of the executive officer’s level of responsibility.

      Annual Bonus. Each of the Co-Chief Executive Officers is eligible to receive an annual cash bonus based on the consolidated income before taxes of Guaranty, including a minimum bonus of $250,000. The Committee believes that the consolidated income before taxes of Guaranty and the effect thereof on the Company’s book value per share are important determinants over time of the value of the Company’s Common Stock. For 2004, the Committee recommended and the Company adopted the following bonus formula for each of the Co-Chief Executive Officers:

Incremental Percent
Guaranty Consolidated Income Before Taxes	Payable as Bonus

Up to $20 million	1.00%
$20 million to $40 million	0.75%
$40 million to $60 million	0.50%
Over $60 million	0.25%

      For 2004, the Committee recommended and the Company adopted the following bonus formula for Mr. Crisp:

Incremental Percent
Guaranty Consolidated Income Before Taxes	Payable as Bonus

Up to $50 million	0.50%
$50 million to $75 million	0.40%
$75 million to $100 million	0.30%
Over $100 million	0.20%

Mr. Crisp’s minimum bonus is $135,000 and his bonus may not exceed 75% of the aggregate base salary and bonus earned by a Chief Executive Officer.

      The consolidated income before taxes of Guaranty in 2004 was $140,027,687 million. Accordingly, each of the Co-Chief Executive Officers received a bonus of $650,069 for 2004, and Mr. Crisp received a bonus of $444,052 for 2004.

      Stock Options. Pursuant to the Company’s 1999 Stock Option Plan (the “1999 Plan”), in 2004 the Committee granted options to Malcolm S. Morris, Stewart Morris, Jr. and Max Crisp for 25,000, 25,000 and 16,500 shares, respectively. See “Option Grants and Exercises” elsewhere in the Proxy Statement in which this report is included. Such options were taken into account by the Committee in determining the reasonableness of the recipient officer’s annual compensation package. The purpose of the 1999 Plan is to make available to the Committee an additional form of compensation that will align the interests of executive officers with those of the stockholders over a multi-year term. Each of the executive officers is eligible for grants of options at a purchase price not less than the fair market value of the shares on the date of grant.

      The Company’s net earnings decreased from $6.88 per diluted share in 2003 to $4.53 per diluted share in 2004. The Committee recognizes that the title insurance industry is strongly affected by nationally prevailing interest rates, and the Company’s financial results from year to year will depend largely on the level of real estate activity in its primary markets. The Committee, as well as the other independent members of the Company’s Board of Directors, subjectively evaluates the performance of the Company’s executive officers, including the Co-Chief Executive Officers, with respect to their efforts to provide for the long-term financial well-being of the Company and to respond to continuing changes in the industry environment. In 2004, the Committee gave particular consideration to the efforts of the Co-Chief Executive Officers in further developing the Company’s automation programs, entering new markets through acquisitions, increasing book value per share and pursuing opportunities in international markets.

Members of the Compensation Committee

Paul W. Hobby, Chair
Robert L. Clarke
Dr. W. Arthur Porter

PROPOSAL TO ADOPT THE STEWART INFORMATION SERVICES CORPORATION

LONG-TERM INCENTIVE PLAN

Background

      The Company believes that equity-based incentive compensation is an important tool for attracting and retaining superior Associates and for aligning their interests with those of the stockholders. The Company currently has five plans under which equity-based compensation may be awarded. The following table provides information about the Company’s equity compensation plans as of December 31, 2004:

			Number of	Shares
			Eligible	Available
Title of Plan	Year Adopted	Persons Eligible to Participate	Participants	for Issuance

1993 Associates Stock Bonus Plan(1)	1993	Region and district managers		10,588	(2)(3)
1996 Directors’ Stock Plan(1)	1996	Non-employee directors		18,034	(2)
1999 Executive Stock Option Plan(1)	1999	Executive officers		214,500	(2)
2002 Stock Option Plan for Region Managers(1)	2002	Region Managers and persons with equivalent positions		281,600
Service Award Program	1994	Associates upon the fifth anniversary of service to the Company		—	(2)(3)

(1)	Approved by vote of the stockholders of the Company.

(2)	Under the Corporate Governance Standards of the New York Stock Exchange, no additional shares may be issued under these plans without stockholder approval.

(3)	No specific number of shares were reserved for issuance under the Service Award Program.

Under corporate governance guidelines promulgated by the New York Stock Exchange in 2004, substantially all equity-based compensation plans, as well as material amendments thereto, must be approved by a listed company’s stockholders. Also, certain of the Company’s equity compensation plans have exhausted most of the shares reserved for issuance under those plans. Accordingly, on March 11, 2005, the Board of Directors of the Company approved the combination of all of the Company’s equity compensation plans into a single plan designated as the Stewart Information Services Corporation 2005 Long-Term Incentive Plan (the “2005 Plan”) and directed that such plan be submitted to the stockholders of the Company for their approval. If the 2005 Plan is approved by the stockholders, no awards will be made thereafter under any of the Company’s existing equity compensation plans.

      The Company has reserved 1,360,000 shares of Common Stock for issuance under the 2005 Plan, subject to stockholder approval. The 2005 Plan permits the grant of awards of the same types as the Company’s existing plans. At the Annual Meeting, stockholders are being asked to approve the 2005 Plan and the reservation of shares thereunder.

Summary of the 2005 Plan

      The full text of the 2005 Plan is set forth as Appendix A hereto, and you are urged to refer to it for a complete description of the 2005 Plan. The summary of the principal features of the 2005 Plan that follows is qualified entirely by such reference.

      Purpose. The purpose of the 2005 Plan is to reward corporate officers and other employees (whom the Company refers to as “Associates” of the Company and its Affiliates by enabling them to acquire shares of Common Stock of the Company and to receive other compensation based on the increase in value of the Common Stock of the Company or certain other performance measures. The 2005 Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company and its Affiliates.

      Term. If approved by the shareholders, the 2005 Plan will be effective as of March 11, 2005 and will terminate on March 11, 2015 unless sooner terminated by the Board.

      Administration. The Compensation Committee (or a subcommittee comprised of at least two of its members) or, in the absence thereof, the Board, shall administer the 2005 Plan (the “Plan Committee”). In administering the 2005 Plan, the Plan Committee shall have the full power to:

•	determine the persons to whom and the time or times at which awards will be made;

•	determine the number and exercise price of shares of Common Stock covered in each award, subject to the terms and provisions of the 2005 Plan;

•	determine the terms, provisions and conditions of each award, which need not be identical and need not match the default terms set forth in the 2005 Plan;

•	accelerate the time at which any outstanding award will vest;

•	prescribe, amend and rescind rules and regulations relating to administration of the 2005 Plan; and

•	make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the 2005 Plan.

All determinations and decisions made by the Plan Committee pursuant to the provisions of the 2005 Plan and all related orders and resolutions of the Plan Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, holders and the estates and beneficiaries of employees and holders.

      Eligibility. Employees who have substantial responsibility for or involvement with the management and growth of the Company or its subsidiaries will be eligible to receive awards under the 2005 Plan. Eligibility for various types of awards under the 2005 Plan will be the same as under the Company’s existing plans, as set forth in the table above under the caption “ — Background”.

      Maximum Shares Available. The maximum number of shares of Common Stock which may be issued under the 2005 Plan may not exceed 1,360,000 shares, in the aggregate. The maximum number of shares of Common Stock with respect to each of the various types of awards that may be granted is:

	Maximum Number of Shares

Type of Award	Aggregate	Per Associate in Any One Year

Executive Options	600,000	35,000
Region Manager Options	200,000	2,500
Directors’ Shares	30,000	(1)
Associates Stock Bonuses	350,000	(2)
Service Awards	80,000	10

(1)	Non-employee directors currently receive an annual grant of shares having a value of $10,000 on the date of grant.

(2)	Participants receive 10% of their total annual bonuses in shares, with values based on year-end market value.

Such limitations are subject to adjustment in accordance with the anti-dilution provisions of the 2005 Plan.

      If any outstanding award expires or terminates for any reason, is settled in cash in lieu of shares of Common Stock or any award is surrendered, the shares of Common Stock allocable to the unexercised portion of that award may again be subject to an award granted under the 2005 Plan. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares of

Common Stock will count against the aggregate number of shares of Common Stock with respect to which awards may be granted under the 2005 Plan. If a stock appreciation right is exercised, only the number of shares of Common Stock actually issued shall be charged against the maximum number of shares of Common Stock that may be delivered pursuant to awards under the 2005 Plan.

      Options. The Plan Committee may grant options under the 2005 Plan to eligible persons in such number and upon such terms as the Plan Committee may determine, subject to the terms and provisions of the 2005 Plan. The Plan Committee may award incentive stock options intended to satisfy the requirements of section 422 of the Internal Revenue Code or nonqualified stock options that are not intended to satisfy the requirements of section 422 of the Internal Revenue Code.

      The price at which shares of Common Stock may be purchased under an option shall be determined by the Plan Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. No incentive stock option may be granted to any person who, at the time the option is granted, owns shares of outstanding shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

      Unless specified otherwise in an option agreement, an option shall expire on the tenth anniversary of the date the option is granted. An option shall not continue to vest after the termination of the employment relationship between the optionee and the Company and its subsidiaries for any reason, unless otherwise specified in an option agreement.

      Unless an earlier expiration date is specified in an option agreement, an option that is or has become exercisable on the date on which an optionee ceases to be an employee of the Company:

•	for any reason other than death shall terminate on the earlier of the tenth anniversary of the date the option is granted or the date that is one day less than three months after the termination of employment; and

•	due to death before the tenth anniversary of the date the option is granted shall terminate on the earlier of the tenth anniversary of the date the option is granted or the first anniversary of the date of the optionee’s death.

The Plan Committee shall specify in the option agreement the time and manner in which each option may be exercised. Unless the Plan Committee specifies otherwise, the option agreement shall set forth the following terms:

      Unless otherwise provided in the applicable option agreement, no stock option granted under the 2005 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All options granted to an optionee under the 2005 Plan shall be exercisable during the lifetime of the optionee only by the optionee and, with respect to incentive stock options, after that time by the optionee’s heirs or estate.

      To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options first become exercisable by a holder in any calendar year exceeds $100,000, taking into account both shares of Common Stock subject to incentive stock options under the 2005 Plan and Common Stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Plan Committee may designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

      An optionee shall not have any rights as a shareholder with respect to Common Stock covered by an option until the date a stock certificate for such Common Stock is issued by the Company.

      Stock Appreciation Rights. The 2005 Plan authorizes the Plan Committee to issue stock appreciation rights (“SARs”) to eligible persons in such number and upon such terms and conditions determined by the Plan Committee. A SAR granted under the 2005 Plan shall confer upon a recipient a right to receive, upon exercise of such SAR, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR, which shall not be less than 100% of the fair market value of one share of Common Stock on the date of grant of the SAR and in no event less than par value of one share of Common Stock. Such amount may be paid to the grantee, in Common Stock of equivalent value. The Plan Committee may impose such conditions and/or restrictions on any shares of Common Stock received upon exercise of a SAR granted pursuant to the 2005 Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the holder hold the shares of Common Stock received upon exercise of a SAR for a specified period of time.

      SARs may be exercised for all or part of the shares of Common Stock subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A SAR may be exercised only with respect to the shares of Common Stock for which its related option is then exercisable. A SAR will expire no later than the expiration of the underlying option; the value of the payout with respect to the tandem SAR may be for no more than 100% of the excess of the fair market value of the shares of Common Stock subject to the underlying option at the time the SAR is exercised over the option price of the underlying option; and the tandem SAR may be exercised only when the fair market value of the shares of Common Stock subject to the option exceeds the option price of the option. The Plan Committee shall determine the right of each SAR holder to exercise the SAR following the termination of the holder’s employment with the Company or its subsidiaries.

      The term of a SAR granted under the 2005 Plan shall be determined by the Plan Committee; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant. Except as otherwise provided in an award agreement, no SAR granted under the 2005 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an award agreement, all SARs granted to a holder under the 2005 Plan shall be exercisable during his or her lifetime only by the holder, and after that time, by the holder’s heirs or estate. A recipient of a SAR award, as such, shall have no rights as a stockholder.

      Directors’ Shares. As a portion of his or her compensation for service on the Company’s Board of Directors, each person who is not a full-time employee of the Company or any of its subsidiaries and who shall be elected or re-elected as a director or advisory director of the Company shall be awarded shares of Common Stock annually on the first business day following the Company’s annual meeting of stockholders at which such person was elected or re-elected to serve.

      The number of shares to be awarded annually to non-employee directors shall be the amount determined by dividing the amount authorized by the Company’s Board of Directors by the closing price of a share of Common Stock on the New York Stock Exchange on the date of the award.

      Associates Stock Bonuses. During the first quarter of each year during the term of the 2005 Plan, the Company will issue to each Associate selected by the Plan Committee Common Stock having a value equal to one-ninth of the total amount of cash bonus earned by such Associate for the previous calendar year pursuant to the established bonus policy of Guaranty or Title, as the case may be. The shares of Common Stock awarded as Associates Stock Bonuses will be valued as of their closing price on the day following the Company’s year-end earnings release.

      Service Awards. Ten shares of the Company’s Common Stock will be awarded to Associates selected by the Plan Committee upon their initial completion of five years of service with the Company or its affiliates. Upon completion of each additional five-year service period thereafter, the Company will provide a service recognition gift other than Stock. The service recognition gift will be selected by the eligible Associate from a schedule published by the Company from time to time. Service Award Shares will be issued in the Associate’s name only. No shared or joint issues of Service Award Shares will be made.

      Substitution Awards. Awards may be granted under the 2005 Plan in substitution for stock options and other awards held by employees of other corporations who are about to become Associates of the Company or any of its subsidiaries as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of substantially all of the assets of another corporation or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes an affiliate of the Company. The terms and conditions of the substitute awards granted may vary from the terms and conditions set out in the 2005 Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the options and stock awards in substitution for which they are granted, but with respect to options that are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an “incentive stock option” under section 422 of the Internal Revenue Code.

      Non-Transferability. Except as specified in the applicable award agreements or in domestic relations court orders, awards shall not be transferable by the holder other than by will or under the laws of descent and distribution, and shall be exercisable during the holder’s lifetime only by him or her. In the discretion of the Plan Committee, any attempt to transfer an award other than under the terms of the 2005 Plan and the applicable award agreement may terminate the award.

      Forfeiture. If the Plan Committee finds by a majority vote that a holder, before or after termination of his or her employment with the Company or any of its affiliates (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his or her employment by the Company or an affiliate, which conduct damaged the Company or an affiliate or (b) disclosed trade secrets of the Company or an affiliate, then as of the date the Plan Committee makes its finding any awards awarded to the holder that have not been exercised by the holder (including all awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Plan Committee with respect to the matter shall be final for all purposes.

      The Plan Committee may specify in an award agreement that a holder’s rights, payments, and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the holder’s provision of services to the Company or its subsidiaries, violation of material policies of the Company or its subsidiaries, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the holder, or other conduct by the holder that is detrimental to the business or reputation of the Company or its subsidiaries.

      Requirements of Law. The Company shall not be required to sell or issue any shares of Common Stock under any award if issuing those shares of Common Stock would constitute or result in a violation by the holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any option or pursuant to any other award, the Company shall not be required to issue any shares of Common Stock unless the Plan Committee has received evidence satisfactory to it to the effect that the holder will not transfer the shares of Common Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The Company may, but shall in no event be obligated to, register any shares of Common Stock covered by the 2005 Plan pursuant to applicable securities laws of any country or any political subdivision. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an option or any other award, or the issuance of shares of Common Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

      Change in Control. The existence of outstanding awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Common Stock or stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Common Stock then subject to outstanding options or other awards.

      If the Company shall effect a subdivision or consolidation of stock or other capital readjustment, the payment of a stock dividend, or any increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Common Stock subject to outstanding awards under the 2005 Plan shall be appropriately adjusted as to entitle a holder to receive upon exercise of our option or other award, for the same aggregate cash consideration, the equivalent total number and class or series of Common Stock the holder would have received had the holder exercised his option or other award in full immediately prior to the event requiring the adjustment and (2) the number and class or series of Common Stock then reserved to be issued under the 2005 Plan shall be adjusted. If while unexercised awards remain outstanding under the 2005 Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Internal Revenue Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an award agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Plan Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change, the Plan Committee, acting in its sole and absolute discretion, shall act to effect one or more of the following alternatives, which may vary among individual holders and which may vary among awards held by any individual holder:

1.	accelerate the time at which some or all of the awards then outstanding may be exercised in full for a limited period of time fixed by the Plan Committee, after which all such awards that remain unexercised and all rights of holders thereunder shall terminate;

2.	require the mandatory surrender to the Company by all or selected holders of some or all of the then outstanding awards held by such holders as of a date, before or after such Corporate Change, in which event the Plan Committee shall thereupon cancel such award and the Company shall pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices under such award for such shares;

3.	with respect to all or selected holders, have some or all of their then outstanding awards assumed or have a new award of a similar nature substituted for some or all of their then outstanding awards under the 2005 Plan by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such holder or which is affiliated or associated with such holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Common Stock subject to the award immediately after the assumption or substitution over the aggregate exercise price of such Common Stock is equal to the excess of the aggregate fair market value of all Common Stock subject to the award immediately before such assumption or substitution over the aggregate exercise price of such Common Stock, and (B) the assumed rights or the substituted rights will have the same terms and conditions as the rights under the existing award assumed or substituted for;

4.	provide that the number and class or series of Common Stock covered by an award shall be adjusted so that such award when exercised shall thereafter cover the number and class or series of Common Stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the holder had been the holder of record of the number of shares of Common Stock then covered by such award; or

5.	make such adjustments to awards then outstanding as the Plan Committee deems appropriate to reflect such Corporate Change.

If the Plan Committee chooses to effect alternatives 3, 4 or 5 above, it may, in its sole and absolute discretion and without the consent or approval of any holder, accelerate the time at which some or all awards then outstanding may be exercised.

      With respect to a reincorporation merger in which holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company’s Common Stock, none of the alternatives set forth above shall apply and, without Plan Committee action, each award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the award was exercisable for ordinary shares of stock of the Company.

      In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any award and not otherwise provided for above, any outstanding award and any award agreements evidencing such award shall be subject to adjustment by the Plan Committee in its sole and absolute discretion as to the number and price of Common Stock or other consideration subject to such award. In the event of any such change in the outstanding Common Stock, the aggregate number of shares of Common Stock available under the 2005 Plan may be appropriately adjusted by the Plan Committee.

      Amendment and Termination. The Plan Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2005 Plan and any award agreement in whole or in part. However, no termination, amendment, suspension, or modification of the 2005 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2005 Plan, without the written consent of the holder holding such award. The Plan Committee shall not directly or indirectly lower the option price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the 2005 Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

FEDERAL INCOME TAX CONSEQUENCES OF THE 2005 PLAN

      The following is a general description of the federal income tax consequences generally applicable to the Company and a recipient of an award under the 2005 Plan.

      Incentive Stock Options. When the Plan Committee grants an employee an incentive stock option to purchase shares of Common Stock under the 2005 Plan, the employee will not be required to recognize any taxable income as a result of the grant or as a result of the employee’s exercise of the incentive stock option; however, the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an incentive stock option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and the Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the incentive stock option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares. However, if the employee sells the shares acquired upon exercise of an incentive stock option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, subject to the compensation deduction limitation (described below). The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held.

      With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

      Nonqualified Stock Options. When the Plan Committee grants a nonqualified stock option to purchase shares of Common Stock under the 2005 Plan, the recipient will not be required to recognize any taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the nonqualified stock option. Generally the measure of the income will be equal to the difference between the fair market value on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the nonqualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of an option may also be subject to state and local tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

      Stock Appreciation Rights. The grant of a SAR under the 2005 Plan generally will not be taxable to the recipient, and is not deductible by the Company (or an affiliate corporation), at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. Generally the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR is subject to federal tax withholding. Depending upon the applicable state and local laws, the income on exercise of the SAR may also be subject to state and local tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

      Directors’ Shares, Associates Stock Bonuses and Service Awards. The grant of a stock award under the 2005 Plan will be taxable to the recipient, and is deductible by the Company (or an affiliate corporation), at the time of grant. The recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The Company (or an affiliate corporation) will be entitled to a deduction in the amount and at the time the recipient recognizes income.

      Other Stock-Based Awards. Other stock-based awards granted under the 2005 Plan generally have the same tax consequences as set forth above, depending on the nature of the award.

      Compensation Deduction Limitation. Under section 162(m) of the Internal Revenue Code, the Company’s federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include the Company’s Chief Executive Officer and the next four highest compensated officers. Section 162(m) of the Internal Revenue Code provides an exception to this deduction for certain “performance based” compensation approved by a committee consisting solely of at least two “outside directors”. The Company believes that nonqualified stock options to purchase shares of Common Stock and performance based awards granted under the 2005 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Internal Revenue Code.

      The Board of Directors recommends a vote “FOR” the proposal to adopt the Stewart Information Services Corporation 2005 Long-Term Incentive Plan.

SELECTION OF INDEPENDENT AUDITORS

      KPMG LLP served as the Company’s principal independent auditors for the Company’s fiscal year ended December 31, 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting of

Stockholders with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions. The Company’s Audit Committee has not yet selected independent auditors for the fiscal year ending December 31, 2005.

Audit and Other Fees

      The following table sets forth the aggregate fees billed for professional services rendered by KPMG LLP for each of the Company’s last two fiscal years:

	Year Ended December 31,

	2004	2003

Audit Fees(1)	$1,017,500	$534,300
Audit-Related Fees(2)	230,000	174,700
Tax Fees(3)	155,700	99,813
All Other Fees(4)	1,350	1,350

(1)	Fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for the fiscal years shown. The 2004 audit fees include work performed related to the audit of management’s assessment included in the Sarbanes-Oxley Section 404 Management Report. Less than 50 percent of the hours expended on KPMG LLP’s engagement to audit the Company’s financial statements for 2004 were attributed to work performed by persons other than KPMG LLP’s full-time, permanent employees.

(2)	Fees for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not reported under “Audit Fees”. Primarily represents fees for separate statutory audits of minor subsidiaries and affiliates. Also includes fees for consultation on accounting questions.

(3)	Fees for professional services rendered by KPMG LLP primarily for tax compliance, tax advice and tax planning.

(4)	Fees not included under other captions. Consists of subscription for on-line accounting references.

      The Audit Committee must preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. Since May 6, 2003, the effective date of the Securities and Exchange Commission’s rules requiring preapproval of audit and non-audit services, 100% of the services identified in the preceding table were approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for the general oversight of the Company’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company’s standards for Corporate Compliance. The Company’s management has primary responsibility for preparing the consolidated financial statements and for the Company’s financial reporting process. The Company’s independent auditors, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the United States of America.

      In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU § 380).

3. The Audit Committee has received the written disclosures and letters from the independent accountants required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) and has discussed with the independent auditors the independent auditors’ independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

      Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

      The undersigned members of the Audit Committee have submitted this report:

Dr. E. Douglas Hodo
Paul W. Hobby
Robert L. Clarke
Laurie C. Moore

Dated: March 28, 2005

CERTAIN TRANSACTIONS

      Stewart Morris is the father of Stewart Morris, Jr. and Carloss Morris is the father of Malcolm S. Morris. Stewart Morris and Carloss Morris are brothers. During the year ended December 31, 2004, Stewart Morris served as a director of Title and Guaranty and as chairman of Title’s executive committee, and Carloss Morris served as a director of Title and Guaranty and as chairman of Guaranty’s executive committee. Aggregate salaries, bonuses and other compensation for 2004 for Stewart Morris and Carloss Morris were $386,398 and $392,838, respectively.

      During 2004, the Company and its subsidiaries paid a total of $194,171 to the law firm of Morris, Lendais, Hollrah & Snowden, P.C., of which Carloss Morris and Malcolm S. Morris are shareholders. In connection with real estate transactions processed by Title, such firm receives legal fees from its clients who are also customers of Title and who select such firm as their counsel.

      During 2004, Marietta Maxfield, a sister of Malcolm S. Morris, was a full-time attorney for Guaranty and was paid $127,372 for services rendered in such capacity.

PROPOSALS FOR NEXT ANNUAL MEETING

      Any proposals of holders of Common Stock or Class B Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in 2006 must be received by the Company at its principal executive offices, 1980 Post Oak Boulevard, Suite 800, Houston, Texas 77056, no later than November 28, 2005, in order to be included in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

      The management of the Company knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

      Proxies for the Company’s annual meeting of stockholders to be held in 2006 may confer discretionary power to vote on any matter that may come before the meeting unless, with respect to a particular matter, (i) the Company receives notice, by certified mail, return receipt requested, addressed to the Company’s Secretary, not later than the 15th day of February next preceding the meeting, that the matter will be presented at the annual meeting and (ii) the Company fails to include in its proxy statement for the annual meeting advice on the nature of the matter and how the Company intends to exercise its discretion to vote on the matter.

      The cost of solicitation of proxies in the accompanying form will be paid by the Company. The Company has retained Innisfree M&A Incorporated, a proxy solicitation firm, to assist it in soliciting proxies for the proposals described in this proxy statement. The Company has agreed to pay Innisfree a fee for such services, which is not expected to exceed $6,500, plus expenses. In addition to solicitation by use of the mails, certain officers or employees of the Company, and of Innisfree, may solicit the return of proxies by telephone, telegram or personal interview.

By Order of the Board of Directors,

MAX CRISP
Secretary

March 28, 2005

Appendix A

STEWART INFORMATION SERVICES CORPORATION

2005 LONG-TERM INCENTIVE PLAN

Section

ARTICLE I ESTABLISHMENT, PURPOSE AND DURATION
Establishment	1.1
Purpose of the Plan	1.2
Duration of Authority to Make Grants Under the Plan	1.3

ARTICLE II DEFINITIONS
“Affiliate”	2.1
“Associate”	2.2
“Associate Stock Bonuses”	2.3
“Award”	2.4
“Award Agreement”	2.5
“Board”	2.6
“Change in Control”	2.7
“Code”	2.8
“Committee”	2.9
“Company”	2.10
“Corporate Change”	2.11
“Directors’ Shares”	2.12
“Effective Date”	2.13
“Exchange Act”	2.14
“Executive Officer”	2.15
“Executive Option”	2.16
“Fair Market Value”	2.17
“Fiscal Year”	2.18
“Holder”	2.19
“Incentive Stock Option”	2.20
“Mature Shares”	2.21
“Minimum Statutory Tax Withholding Obligation”	2.22
“Nonqualified Stock Option”	2.23
“Option”	2.24
“Option Price”	2.25
“Optionee”	2.26
“Option Agreement”	2.27
“Performance Goals”	2.28
“Plan”	2.29
“Region Manager”	2.30
“Region Manager Option”	2.31
“Section 409A”	2.32
“Service Award”	2.33
“STC”	2.34
“STG”	2.35

i

(Continued)

Section

“Stock”	2.36
“Ten Percent Stockholder”	2.37
“Termination of Employment”	2.38

ARTICLE III ELIGIBILITY AND PARTICIPATION
Eligibility	3.1
Participation	3.2

ARTICLE IV GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards	4.1
Dedicated Shares; Maximum Awards	4.2
Non-Transferability	4.3
Requirements of Law	4.4
Changes in the Company’s Capital Structure	4.5
Election Under Section 83(b) of the Code	4.6
Forfeiture for Cause	4.7
Forfeiture Events	4.8

ARTICLE V GENERAL PROVISIONS RELATING TO OPTIONS
Type of Options Available	5.1
Stock Appreciation Rights	5.2
Option Price	5.3
Maximum Value of Stock Subject to Options that are Incentive Stock Options	5.4
Exercise of Options	5.5
Transferability of Options	5.6
Duration of Options	5.7
Employment Obligation	5.8
Option Agreement	5.9
Substitution Options	5.10
No Rights as Stockholder	5.11

ARTICLE VI EXECUTIVE OPTIONS

ARTICLE VII REGION MANAGER OPTIONS

ARTICLE VIII DIRECTORS’ SHARES
Annual Grant to Directors	8.1
Amount of Award	8.2

ii

(Continued)

Section

ARTICLE IX ASSOCIATES STOCK BONUSES
Award of Stock Bonuses	9.1
Valuation	9.2

ARTICLE X SERVICE AWARDS

ARTICLE XI SUBSTITUTION AWARDS

ARTICLE XII ADMINISTRATION
Awards	12.1
Authority of the Committee	12.2
Decisions Binding	12.3
No Liability	12.4

ARTICLE XIII AMENDMENT OR TERMINATION OF PLAN
Amendment, Modification, Suspension, and Termination	13.1
Awards Previously Granted	13.2

ARTICLE XIV MISCELLANEOUS
Unfunded Plan/ No Establishment of a Trust Fund	14.1
No Employment Obligation	14.2
Tax Withholding	14.3
Written Agreement	14.4
Indemnification of the Committee	14.5
Gender and Number	14.6
Severability	14.7
Headings	14.8
Other Compensation Plans	14.9
Other Awards	14.10
Successors	14.11
Law Limitations/ Governmental Approvals	14.12
Delivery of Title	14.13
Inability to Obtain Authority	14.14
Investment Representations	14.15
Persons Residing Outside of the United States	14.16
No Fractional Shares	14.17
Arbitration of Disputes	14.18
Governing Law	14.19

iii

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

      1.1     Establishment. The Company hereby establishes an incentive compensation plan, to be known as “Stewart Information Services Corporation 2005 Long-Term Incentive Plan,” as set forth in this document. The Plan permits the grant of Executive Options, Region Manager Options, Directors’ Shares, Associates Stock Bonuses, and Service Awards. The Plan shall become effective on the latest of (a) the date the Plan is approved by the Board, (b) the date the Plan is approved by the holders of at least a majority of the outstanding shares of voting stock of the Company and (c) if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a meeting of stockholders (the “Effective Date”), and shall remain in effect as provided in Section 1.3.

      1.2     Purpose of the Plan. The purpose of the Plan is to reward corporate officers and other Associates of the Company and its Affiliates by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment with the Company and its Affiliates.

      1.3     Duration of Authority to Make Grants Under the Plan. No Awards may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

ARTICLE II

DEFINITIONS

      The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

      2.1     “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

      2.2     “Associate” means (a) a person employed by the Company or any Affiliate as a common law employee, (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan or (c) a director or advisory director of the Company who is not an employee of the Company or any Affiliate.

      2.3     “Associate Stock Bonuses” means an Award granted pursuant to Article IX of the Plan.

      2.4     “Award” means, individually or collectively, a grant under the Plan of Executive Options, Region Manager Options, Directors’ Shares, Associates Stock Bonuses, and Service Awards, in each case subject to the terms and provisions of the Plan.

      2.5     “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

      2.6     “Board” means the board of directors of the Company.

      2.7     “Change in Control” means the occurrence of any of the following events: (a) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Stock would be converted into cash, securities or other property, other than a merger of the Company where a majority of the Board of the surviving corporation is, and for a two-year period after the merger continues to be, persons who were directors of the Company immediately prior to the merger or were elected as directors, or nominated for election as director, by a vote of at least two-thirds of the directors then still in office who were directors of the Company immediately prior to the merger, or (ii) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (b) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or (c) (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, other than the Company or a subsidiary thereof or any Associate benefit plan sponsored by the Company or a subsidiary thereof, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 20 percent or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, and (ii) at any time during a period of two years after such “person” becomes such a beneficial owner, individuals who immediately prior to the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination by the Board for election by the Company’s shareholders of each new director during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

      2.8     “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

      2.9     “Committee” means a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3 under the Exchange Act, the requirements of Rule 16b-3(d)(1) under the Exchange Act with respect to committee action must also be satisfied.

      2.10     “Company” means Stewart Information Services Corporation, a Delaware corporation, or any successor (by reincorporation, merger or otherwise).

      2.11     “Corporate Change” shall have the meaning ascribed to that term in Section 4.5(c).

      2.12     “Directors’ Shares” means an Award granted pursuant to Article VIII.

      2.13     “Effective Date” shall have the meaning ascribed to that term in Section 1.1.

      2.14     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

      2.15     “Executive Officer” has the meaning given such term in the rules and regulations of the Securities and Exchange Commission.

      2.16     “Executive Option” means an Option granted pursuant to Article VI.

      2.17     “Fair Market Value” of the Stock as of any particular date means (1) if the Stock is traded on a stock exchange, the closing sale price of the Stock on that date as reported on the principal securities exchange on which the Stock is traded, or (2) if the Stock is traded in the over-the-counter market, the average between the high bid and low asked price on that date as reported in such over-the-counter market; provided that (a) if the Stock is not so traded, (b) if no closing price or bid and asked prices for the Stock was so reported on that date or (c) if, in the discretion of the Committee, another means of determining the Fair Market Value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such Fair Market Value.

      2.18     “Fiscal Year” means the Company’s fiscal year.

      2.19     “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock under an Award.

      2.20     “Incentive Stock Option” means an Option granted under the Plan that is designated by the Committee as an “Incentive Option” and satisfies the requirements of section 422 of the Code.

      2.21     “Mature Shares” means shares of Stock that the Holder has held for at least six months.

      2.22     “Minimum Statutory Tax Withholding Obligation” means the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

      2.23     “Nonqualified Stock Option” means an Option granted under the Plan other than an Incentive Option.

      2.24     “Option” means an option to purchase Stock granted pursuant to Article V. An Option may be in the form of either an Incentive Stock Option or a Nonqualified Stock Option.

      2.25     “Option Price” shall have the meaning ascribed to that term in Section 5.3.

      2.26     “Optionee” means a person who is granted an Option under the Plan.

      2.27     “Option Agreement” means a written contract setting forth the terms and conditions of an Option.

      2.28     “Performance Goals” means one or more of the criteria described in Article VIII on which the performance goals applicable to an Award are based.

      2.29     “Plan” means Stewart Information Services Corporation 2005 Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

      2.30     “Region Manager” means a Region Manager of the Company or an Associate determined by the Committee to have comparable responsibilities.

      2.31     “Region Manager Option” means an Option granted pursuant to Article VII.

      2.32     “Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

      2.33     “Service Award” means an Award granted pursuant to Article X.

      2.34     “STC” means Stewart Title Company, a subsidiary of the Company.

      2.35     “STG” means Stewart Title Guaranty Company, a subsidiary of the Company.

      2.36     “Stock” means the common stock of the Company, $1.00 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

      2.37     “Ten Percent Stockholder” means an individual who owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company and its Affiliates. For this purpose, an individual will be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust will be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

      2.38     “Termination of Employment” means the termination of the Award recipient’s employment relationship with the Company and all Affiliates.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

      3.1     Eligibility. The persons who are eligible to receive Awards under the Plan are as follows:

Type of Award	Eligible Associates

Executive Options	Executive Officers of the Company
Region Manager Options	Region Managers of the Company and persons determined by the Committee to have equivalent responsibilities.
Directors’ Shares	Directors who are not full-time employees of the Company upon their election or re-election.
Associates Stock Bonuses	Associates selected by the Committee who are awarded cash bonuses.
Service Awards	Associates who have completed at least five years of service with the Company or an Affiliate as the Committee shall determine from time to time; provided, that no Executive Officer or director of the Company shall be eligible to receive any Service Award.

      3.2     Participation. Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the Associates to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

      4.1     Authority to Grant Awards. The Committee may grant Awards to those Associates as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

      4.2     Dedicated Shares; Maximum Awards. The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 1,360,000. The aggregate number of shares of Stock with respect to which the following types of Awards may be granted under the Plan is:

	Maximum Number of Shares

		Per Associate in Any
Type of Award	Aggregate	One Fiscal Year

Executive Options	600,000	35,000
Region Manager Options	300,000	2,500
Directors’ Shares	30,000
Associates Stock Bonuses	350,000
Service Awards	80,000	10

Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XI; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules. If shares of Stock are withheld from payment of an Award to satisfy tax obligations with respect to the Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. To the extent that any outstanding Award is forfeited or cancelled for any reason or is settled in cash in lieu of shares of Stock, the shares of Stock allocable to such portion of the Award may again be subject to an Award granted under the Plan.

      4.3     Non-Transferability. Except as specified in the applicable Award Agreements or in domestic relations court orders, Options shall not be transferable by the Holder other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award.

      4.4     Requirements of Law. The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

      4.5     Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved, that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of common shares of the successor as the Award was exercisable for common shares of Stock of the Company):

(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

(3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate Fair Market Value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate Fair Market Value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award as the case may be will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

In effecting one or more of alternatives in (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.5, any outstanding Award and any Award Agreements evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

      4.6     Election Under Section 83(b) of the Code. No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

      4.7     Forfeiture for Cause. Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment (a) committed a fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by the Company or an Affiliate which conduct damaged the Company or an Affiliate or (b) disclosed trade secrets of the Company or an Affiliate, then as of the date the Committee makes its finding, any Awards awarded to the Holder that have not been exercised by the Holder (including all Awards that have not yet vested) will be forfeited to the Company. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate.

      4.8     Forfeiture Events. The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the Company and its Affiliates, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the Company and its Affiliates.

ARTICLE V

GENERAL PROVISIONS RELATING TO OPTIONS

      5.1     Type of Options Available. The Committee may grant the following Options any time during the term of the Plan to any eligible Associate that it chooses:

(a) Incentive Stock Options. The Committee may grant to an Associate who is a key employee of the Company or an Affiliate that is a corporation an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would be an “incentive stock option” within the meaning of section 422 of the Code.

(b) Nonqualified Options. The Committee may grant to any Associate an Option, or Options, to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options would not constitute an “incentive stock option” within the meaning of section 422 of the Code.

      5.2     Stock Appreciation Rights. Stock appreciation rights (“Stock Appreciation Rights”) may be included in each Option granted under the Plan to allow the holder of an Option (an “Optionee”) to surrender that Option (or a portion of the part that is then exercisable) and receive in exchange, upon a written request from the Optionee describing the special circumstances that exist which create the need to use such Stock Appreciation Rights and subject to any other conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option (or the portion of it surrendered), determined as of the date of surrender, over the aggregate option price of the Stock. The payment will be made in shares of Stock valued at Fair Market Value. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the option price of the Stock.

      Upon the surrender of an Option, or a portion of it, for Stock Appreciation Rights, the shares represented by the Option (or that part of it surrendered) shall not be available for reissuance under the Plan.

      Each of the Stock Appreciation Rights (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of the Stock at the time the Stock Appreciation Right is exercised, and (c) may be exercised only when the underlying Option is eligible to be exercised.

      5.3     Option Price. The price at which shares of Stock may be purchased pursuant to an Option that is an Incentive Stock Option shall be not less than the Fair Market Value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares may be purchased shall be more than the minimum price required. If an individual is a Ten Percent Stockholder, the option price at which shares may be purchased under an Option that is an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of the Stock on the date the Option is granted.

      5.4     Maximum Value of Stock Subject to Options that are Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee in any calendar year (under the Plan and any other incentive stock option plan(s) of the Company and any parent and subsidiary corporation) exceeds $100,000, the Options shall be treated as Nonqualified Options. In making this determination, Options shall be taken into account in the order in which they were granted.

      5.5     Exercise of Options. Each Option shall be exercised by request to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised. Except in the case of exercise by a third-party broker, as provided below, payment of the exercise price and any applicable tax withholding amounts must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the exercise price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the exercise price under the Option, (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or by an executive officer of the Company) or (d) except as specified below, any other form of payment which is acceptable to the Committee. As promptly as practicable after receipt of the Holder’s request and payment, the Company shall deliver to the Holder the number of shares with respect to which the Option has been exercised. If Mature Shares are used for payment by the Holder, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

      The Committee shall not permit a Holder to pay such Holder’s exercise price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered to the Holder pursuant to the exercise of the Option. In addition, the Committee shall not permit a Holder to pay such Holder’s exercise price upon the exercise of an Option by using shares of Stock other than Mature Shares.

      An Option may not be exercised for a fraction of a share of Stock.

      5.6     Duration of Options. Unless the Option Agreement specifies a shorter general term, an Option shall expire on the earliest of the date that is (a) the tenth anniversary of the date the Option is granted (the fifth anniversary of the date the Option is granted in the case of an Incentive Stock Option granted to a Ten Percent Stockholder), or (b) one day less than three months after the date of the Holder’s Termination of Employment (other than by reason of the Holder’s death) or (c) the date that is one year after the date of the Holder’s death. Unless the Holder’s Option Agreement specifies otherwise, an Option shall not continue to vest after the severance of the employment relationship between the Company and all Affiliates.

      Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the Optionee shall be determined by the Committee at the time thereof.

      In the event of the death of the holder of any Option while in the employ of the Company and before the date of expiration of such Option, such Option shall continue in effect until the date of expiration of the Option. After the death of the Optionee, his executors, administrators or any person or person to whom his Option may be transferred by will or by the laws of descent and distribution, shall have the right, any time before the termination of an Option, to exercise the Option in respect to the number of shares that the Optionee would have been entitled to exercise if he had exercised the Option on the date of his death while in employment.

      Notwithstanding the foregoing provisions of this Article V, in the case of an Option that is a Nonqualified Option, the Committee may provide for a different option termination date in the option agreement with respect to such Option. For purposes of Incentive Stock Options issued under the Plan, an employment relationship between the Company and the Optionee shall be deemed to exist during any period in which the Optionee is employed by the Company, by any parent or subsidiary corporation, by a corporation issuing or assuming an option in a transaction to which section 424(a) of the Code, as amended, applies, or by a parent or subsidiary corporation of such corporation issuing or assuming an option. For purposes of Nonqualified Options issued under the Plan, an employment relationship between the Company and the Optionee will exist under the circumstances described above for Incentive Stock Options and will also exist if the Optionee is transferred to an affiliate corporation approved by the Committee.

      5.7     Option Agreement. Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) the Option Price, (b) the duration of the Option, (c) the number of shares of Stock to which the Option pertains, (d) the exercise restrictions, if any, applicable to the Option, (e) whether the Option is intended to be an Incentive Option or a Nonqualified Option, and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan.

      5.8     Substitution Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in the Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

      5.9     No Rights as Stockholder. No Holder, as such, shall have any rights as a stockholder.

ARTICLE VI

EXECUTIVE OPTIONS

      The individuals who shall be eligible to receive grants of Executive Options shall be the Executive Officers of the Company. No individual shall be eligible to receive an Option under the Plan while that individual is a member of the Committee.

ARTICLE VII

REGION MANAGER OPTIONS

      The Committee may grant Options to those eligible Region Managers as it shall from time to time determine, under the terms and conditions of the Plan. Factors the Committee may consider include, without limitation:

•	Region rank of consolidated STG/ STC pretax profit (dollars) in the Region Manager’s territory as reported on the Region Manager’s consolidated profit center statement;

•	Region rank of profit percentage in the Region Manager’s territory as reported on the Region Manager’s STG/ STC profit center statement;

•	Region rank of percentage of policy losses to premiums generated YTD as reported on the Region Performance Summary Report;

•	Market share increase in the Region Manger’s territory over the prior year as reported on the quarterly ALTA statistics on market share. Market share weight will be increased with market share growth in key states and percentage of state responsibility of Region Manager;

•	Region rank of percentage increase in Cash to Houston remittances as reported on the Region Performance Summary Report;

•	Region rank of percentage of delinquent premium YTD;

•	Net expansion of territory via acquisitions, branch offices, increased number of agents;

•	Region Manager incorporation and pursuit of SISCO Strategies and Ten Standards in region’s goals;

•	Other contributions towards overall company performance or failure to comply with company requests. Items considered may include Region Manager rollout of technology, new products or other programs sponsored by the company, completion of agency visits, follow-up on audits and training and benefit participation.

The Committee shall evaluate the relative importance of these factors, and the Region Manager’s standing among the recipient group, in its sole and absolute discretion and shall have full power and authority to determine, according to the above criteria, the amount of shares subject to any option, subject only to any applicable limitations set out in the Plan.

ARTICLE VIII

DIRECTORS’ SHARES

      8.1     Annual Grant to Directors. Each person who is not a full-time employee of the Company or any of its subsidiaries and who shall be elected or re-elected as a director of the Company shall be awarded shares of Stock annually on the first business day following the Company’s annual meeting of stockholders at which such person was elected or re-elected to serve, provided that the Plan is in effect on that day. Each person who is not a full-time employee of the Company or any of its subsidiaries and who shall be elected or re-elected as an Advisory Director of the Company shall be awarded shares of Stock annually on the first business day following the Company’s annual meeting of directors at or subsequent to which such person was elected or re-elected to serve, provided that the Plan is in effect on that day.

      8.2     Amount of Award. The number of shares of Stock to be awarded pursuant to this Article VII shall be the amount determined by dividing the amount authorized by the Company’s Board of Directors by the Fair Market Value of a share of the Stock on the date of the award.

ARTICLE IX

ASSOCIATES STOCK BONUSES

      9.1     Award of Stock Bonuses. The Company shall, during the first quarter of each Fiscal Year during the term of the Plan, issue Stock to each Associate selected by the Committee having a value (as determined below) equal to one-ninth of the total amount of cash bonus earned by such Associate for the previous Fiscal Year pursuant to the established bonus policy of STG or STC, as the case may be. Any such Award shall be granted no later than March 15 following the close of the Fiscal Year with respect to which the applicable bonus was earned. The fact that an Associate is granted an Award pursuant to this Article IX with respect to one Fiscal Year shall not entitle the Associate to receive such a grant in a subsequent Fiscal Year.

      9.2     Valuation. The shares of Stock to be issued pursuant to the Plan shall be valued as of their closing price on the day following the Company’s year-end earnings release.

ARTICLE X

SERVICE AWARDS

      Service Awards of ten shares of Stock will be made to each eligible Associate selected by the Committee upon his completion of the Associate’s first five years of service for the Company and its Affiliates.

ARTICLE XI

SUBSTITUTION AWARDS

      Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees of other entities who are about to become Associates, or whose employer is about to become an Affiliate as the result of a merger of consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent (50%) of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted, but with respect to Options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute Option as an Incentive Stock Option under section 422 of the Code.

ARTICLE XII

ADMINISTRATION

12.1     Awards. The Plan shall be administered by the Committee or, in the absence of the Committee, the Plan shall be administered by the Board. The members of the Committee shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

12.2     Authority of the Committee. The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to award granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the persons to whom and the time or times at which Awards will be made;

(b) determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

(c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

(d) accelerate the time at which any outstanding Award will vest;

(e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

      The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in Section 11.3.

      The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article XI and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Associate, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

      12.3     Decisions Binding. All determinations and decisions made by the Committee or the Board, as the case may be, pursuant to the provisions of the Plan and all related orders and resolutions of the Committee or the Board, as the case may be, shall be final, conclusive and binding on all persons, including the Company, its stockholders, Associates, Holders and the estates and beneficiaries of Associates and Holders.

      12.4     No Liability. Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, the Committee’s or the Board’s roles in connection with the Plan.

ARTICLE XIII

AMENDMENT OR TERMINATION OF PLAN

      13.1     Amendment, Modification, Suspension, and Termination. Subject to Section 12.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.5, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

      13.2     Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

ARTICLE XIV

MISCELLANEOUS

      14.1     Unfunded Plan/ No Establishment of a Trust Fund. Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

      14.2     No Employment Obligation. The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment at any time or for any reason not prohibited by law.

      14.3     Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within one day after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Tax Withholding Obligation. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Tax Withholding Obligation arising upon the grant or vesting (as applicable) of an Award granted pursuant to Article VIII, IX or X by delivering to the Holder of the Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of grant or vesting (as applicable) of an Award granted pursuant to Article VIII, IX or X, the Company shall

(a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation on the assumption that all such vested shares are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate’s Minimum Statutory Tax Withholding Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Tax Withholding Obligation. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Tax Withholding Obligation. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Tax Withholding Obligation, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of then Minimum Statutory Tax Withholding Obligation and the Holder must satisfy the remaining minimum withholding obligation in some other manner permitted under this Section 14.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder’s right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on any Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Tax Withholding Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

      14.4 Written Agreement. Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a Change in Control on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

      14.5 Indemnification of the Committee. The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

      14.6     Gender and Number. If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

      14.7     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      14.8     Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

      14.9     Other Compensation Plans. The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Associates.

      14.10     Other Awards. The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

      14.11     Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

      14.12     Law Limitations/ Governmental Approvals. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      14.13     Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

      14.14     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

      14.15     Investment Representations. The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Stock.

      14.16     Persons Residing Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company or any of its Affiliates operates or has Associates, the Committee, in its sole discretion, shall have the power and authority to:

(a) determine which Affiliates shall be covered by the Plan;

(b) determine which persons employed outside the United States are eligible to participate in the Plan;

(c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

(d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable — any subplans and modifications to Plan terms and procedures established under this Section 13.16 by the Committee shall be attached to the Plan document as Appendices; and

(e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

      Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

      14.17     No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      14.18     Arbitration of Disputes. Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

      14.19     Governing Law. The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR:

1.	Election of Directors —
	FOR all nominees listed at right (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed at right ☐	Nominees:	01 02 03 04 05	Robert L. Clarke, Nita B. Hanks, Dr. E. Douglas Hodo, Dr. W. Arthur Porter, Laurie C. Moore

(INSTRUCTION:	To withhold authority to vote for any nominee, write that nominee’s name on the line below.)

2.	Adoption of 2005 Long-Term Incentive Plan
	FOR ☐	AGAINST ☐

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.

Dated:	, 2005

Signature(s)

Signature(s)
Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity.

^ FOLD AND DETACH HERE ^
Vote by Internet or telephone or Mail
24 Hours a Day, 7 Days a Week Internet and Telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or Telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/stc	OR	Telephone 1-866-540-5760	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

PROXY

STEWARD INFORMATION SERVICES CORPORATION

THIS PROXY FOR HOLDERS OF COMMON STOCK IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS — APRIL 29, 2005

     The undersigned appoints Ken Anderson, Jr. and Michael B. Skalka, and each of them, as proxies with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Stewart Information Services Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on April 29, 2005, or at any adjournment thereof.

     Unless otherwise marked, this proxy will be voted FOR the election of the nominees named.

Please vote, sign, date and return this proxy card
promptly using the enclosed envelope.

Address Change/Comments (Mark the corresponding box on the reverse side)

(Continued and to be signed on reverse side.)
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